                                   EXHIBIT 32

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Tony Tong, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Quarterly Report on Form 10-QSB of PacificNet Inc. for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.

         I, Shao Jian Wang, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of PacificNet Inc. for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.


                                    BY:   /S/ TONY TONG
                                          ------------------------------------
                                          TONY TONG
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                          (PRINCIPAL EXECUTIVE OFFICER)

                                    BY:   /S/ SHAO JIAN WANG
                                          ------------------------------------
                                          SHAO JIAN WANG
                                          CHIEF FINANCIAL OFFICER
                                          (PRINCIPAL ACCOUNTING OFFICER)

                                    Date: August 13, 2004